UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 29, 2019
Affiliated Managers Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive
West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)
(800) 345-1100
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	AMG	New York Stock Exchange
5.875% Junior Subordinated Notes due 2059	MGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Affiliated Managers Group, Inc. (the “Company”) was held on May 29, 2019. At that meeting, the stockholders considered and acted upon the following proposals:

1.    The Election of Directors. The stockholders elected the following individuals to serve as directors until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each nominee was approved by the stockholders by the affirmative vote of at least 93.7% of the votes cast. The table below sets forth the voting results for each director:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Samuel T. Byrne	42,692,099	1,392,042	55,007	1,962,494
Dwight D. Churchill	43,506,031	577,346	55,771	1,962,494
Nathaniel Dalton	43,735,553	348,621	54,974	1,962,494
Glenn Earle	43,300,015	784,291	54,842	1,962,494
Niall Ferguson	43,486,073	598,197	54,878	1,962,494
Sean M. Healey	43,444,238	633,427	61,483	1,962,494
Tracy P. Palandjian	43,551,665	532,888	54,595	1,962,494
Patrick T. Ryan	41,931,408	2,152,779	54,961	1,962,494
Karen L. Yerburgh	43,582,554	501,898	54,696	1,962,494
Jide J. Zeitlin	41,307,467	2,776,014	55,667	1,962,494

2.    Non-Binding Advisory Vote on Executive Compensation. The stockholders voted to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers by the affirmative vote of 94.3% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,589,105	2,521,388	28,655	1,962,494

3.    Ratification of the Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Current Fiscal Year. The stockholders voted to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The proposal was approved by the stockholders by the affirmative vote of 92.5% of the votes cast. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
42,280,543	3,417,352	403,747

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: May 30, 2019	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	General Counsel and Secretary